UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 22, 2006


                               Manaris Corporation
             (Exact name of registrant as specified in its charter)


           Nevada                        000-33199                 88-0467848
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer ID)
     of incorporation)


                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
--------------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)


                                 (514) 337-2447
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2006, C-Chip Technologies Corporation ("C-Chip"), a wholly-owned subsidiary of Manaris Corporation ("Manaris" or the "Company"), entered into a Technology License Agreement (the "Agreement") with iMetrik Solutions, Inc. ("iMetrik").

Pursuant to the Agreement, C-Chip has granted iMetrik an exclusive license to manufacture and sell products based on C-Chip's technology in the sub-prime used vehicle market (the "License"). As consideration for the License, iMetrik shall pay to C-Chip royalties equal to the greater of: (i) $20.00 per product sold or
(ii) $30,000 per month (the "Royalties"). The Royalties shall be applied against the principal balance of a loan from Manaris to iMetrik, which currently has an outstanding principal balance of approximately $1,143,321. In addition, as further consideration for the License, the outstanding principal amount of the loan has been reduced by $200,000.

The initial term of the Agreement ends on the first anniversary of the date that the outstanding principal amount of the Loan has been satisfied as a result of the Royalties being applied thereto (the "Repayment Date"). iMetrik shall thereafter have an option to purchase C-Chip's intellectual property within 90 days of the Repayment Date.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

Exhibit        Description

10.1           Technology License Agreement

99.1           Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANARIS CORPORATION


December 28, 2006                      By: /s/ John G. Fraser
                                           ------------------
                                           John G. Fraser
                                           President and Chief Executive Officer